Exhibit 99.1

 Precision Designed Science For Immunotherapy  INVESTOR   PRESENTATION  NASDAQ: PDSB | April 2023

 2  This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to initiate the planned clinical trials for PDS0101 and other Versamune® and Infectimune™ based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning PDS0101 and other Versamune® and Infectimune™ based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to the Company’s currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; to aid in the development of the Versamune® platform;  and other factors, including legislative, regulatory, political and economic developments not within the Company’s control. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s annual, quarterly and periodic reports filed with the SEC. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.    Versamune® is a registered trademark, and Infectimune™ is a trademark of PDS Biotechnology Corporation  KEYTRUDA® is a registered trademark of Merck Sharp and Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA     Forward-Looking Statements  2

 1  2  4  Company Overview  Who we are: Leveraging our first-in-class T cell activating platform and our antibody conjugated immuno-cytokine platform to develop safer, more effective and longer lasting immunotherapies to treat cancer and infectious disease  Clinical Partnerships: Merck, National Cancer Institute, MD Anderson Cancer Center, Mayo Clinic  Financial: Cash as of December 31, 2022- $73.8M cash runway into Q3 2024 with initiation of a registrational trial in 2023  3  3  2023 Phase 3 Registrational Trial for PDS0101: VERSATILE-003 to evaluate PDS0101 in combination with KEYTRUDA® in recurrent or metastatic head and neck cancer. PDS0101 is based on the Versamune® T cell activating platform and is being developed to treat all types of HPV16-positive cancers

 Designed to address limitations of current immunotherapy with potential efficacy over immune checkpoint inhibitors (ICI) and ICIs in combination with chemotherapy  Versamune®  Versamune® + Antibody Conjugate IL-12  PDS0301 (tumor-targeting, antibody conjugated IL-12) turns “cold tumors” into “hot tumors” which are more recognized by T cells by utilizing an antibody to deliver IL-12 into the tumor, which also limits the amount of IL-12 in the blood, making PDS0301 well tolerated by patients in a phase 1 clinical trial  The combination overcomes key immune suppressive mechanisms by inhibiting immune suppressive forces and reducing the population of myeloid derived suppressor cells (MDSC) to more effectively combat the cancer  Oncology Platform Overview  Induces a powerful and long-lasting anti-tumor response by delivering tumor-specific proteins into the immune system and activates a specific signaling pathway that promotes the production of active tumor-infiltrating killer T cells within the patient’s body  4  Reference phase 1 study : The Oncologist, 2023, XX, 1-8 doi.org/10.1093/oncolo/oyac244/.

 Versamune®   Oncology Platform

 3  6  PDS0101 and Mechanism of Action  Comprised of cationic lipids (R-DOTAP) co-administered with proprietary HPV16-specific tumor antigens, delivered via subcutaneous injection  R-DOTAP spontaneously assembles into virus-like nanoparticles promoting efficient uptake by immune system  Delivers antigen to CD4+ and CD8+ T cells. Activates the Type I Interferon pathway, leading to superior, multifunctional T cell responses  References: Gandhapudi SK, et al. 2019. Antigen priming with enantiospecific cationic lipid nanoparticles induces potent antitumor CTL responses through novel induction of a Type I IFN response. J Immunol. 202 (12): 3524-3536. Smalley Rumfield C et al. 2020. Immunomodulation to enhance the efficacy of an HPV therapeutic vaccine. J. for ImmunoTherapy of Cancer 8:e000612.  Generates right type, potency and quantity of killer T cells

 Favorable Data to Date from Multiple Clinical Trials  7  Trial / Sponsor  Indication  Population  Treatment  Response  Survival  Phase 2 Data  Triple Combo / NCI  HPV-Associated cancers  ICI refractory 3rd line  PDS0101 + PDS0301   + Checkpoint inhibitor  63% (5/8) ORR in optimal dose group  Median OS of 21 months (all dose groups)  ICI naïve 2nd line  PDS0101 + PDS0301   + Checkpoint inhibitor  88% (7/8) ORR  38% (3/8) CR  75% (6/8) survival at median follow-up of 27 months  VERSATILE-002  HPV-positive head and neck cancer  ICI naïve 1st line (data here)  ICI refractory 2nd or 3rd line  PDS0101   + KEYTRUDA® (SOC)  41% (7/17) ORR  87% survival rate at 9 months  IMMUNOCERV / MD Anderson  Cervical cancer  1st line treatment of locally advanced (IB3-IVA)  PDS0101 + Chemoradiotherapy (SOC)  89% (8/9) CR  100% (9/9) >60% shrinkage at midpoint   No deaths from cancer or treatment at 1 year  Phase 1 Data  PDS0101  Monotherapy*  Cervical intraepithelial  neoplasia  High-risk HPV infection  PDS0101  80% lesion regression  60% complete regression  No recurrences during 2-year evaluation period  PDS0301 Monotherapy  Multiple solid tumors  Advanced metastatic solid tumors  PDS0301  50% stable disease  *Clinical benefit was evaluated retrospectively and was not a study end-point  SOC– Standard of Care

 CIN lesion regression at 1-3 months (retrospective)  60%  20%  20%  8  PDS0101 HPV16-Targeted Immunotherapy  * When treated with selected human clinical trial dosage (1mg and 3mg Versamune®)  References: L. Wood et al. A Novel Enantio-Specific Cationic Lipid R-DOTAP + HPV16 E6 & E7 Antigens Induces Potent Antigen-Specific CD8+ T Cell Responses In-Vivo in Subjects with CIN and High-Risk Human Papillomavirus Infection. Nov 8, 2019. SITC. Presentation O17.  Most patients infected with multiple high-risk strains of HPV that are more resistant to spontaneous regression  Potentially overcomes key limitation of immuno-oncology: > 20-fold increase in circulating dual INF-γ & Granzyme-B inducing killer T-cells vs. pre-treatment at Day 14*  Phase 1 trial results showed no serious or dose-limiting toxicities  PDS0101 Monotherapy Phase 1 Clinical Trial  In vivo CD8+ T cell responses appear to correlate with regression of CIN cervical lesions supporting preclinical studies

 Combination  PDS Biotech Funded  Partner Co-Funded  PDS0104 (TRP2)  TBD  Arm 1: ICI naïve 1st line treatment  Arm 2: ICI refractory 2nd or 3rd line treatment  PDS0101 (HPV16) VERSATILE-002  Fast Track Designation  PDS0101 (HPV16) IMMUNOCERV  PDS0102 (TARP)  PDS0103 (MUC1)  Candidate  Indication  PC  P1  P2  P3  R  Partner(s)  Recurrent/metastatic HPV16-positive head and neck cancer  KEYTRUDA(®  (standard of care)  HPV-positive anal, cervical, head and neck, penile, vaginal, vulvar cancers  Arm 1: ICI naive 2nd line treatment  Arm 2: ICI refractory 3rd line treatment  ICI  1st line treatment of locally advanced (IB3-IVA) cervical cancer  TARP-associated AML, prostate and breast cancers  MUC-1 associated breast, colon, lung, ovarian and other cancers  Chemo-radiation (standard of care)  TBD  TBD  Reference: Data on file.  9  PDS0101 (HPV16)  Mayo Clinic  Pre-metastatic HPV-associated oropharyngeal cancer (OPSCC)  Arm 1: PDS0101 monotherapy  Arm 2: PDS0101 + KEYTRUDA  KEYTRUDA®   (standard of care)  PDS0101/PDS0301 (HPV16) NCI-led Triple Combination  Melanoma  Oncology Pipeline  Developed in partnership with leaders in immune oncology

 More than 54,0002 patients were estimated to have been diagnosed last year with HPV16-positive cancers in the US1,2. This represents 70-80% of all HPV-positive cancers.  HPV vaccination is not expected to impact the rate of HPV-positive cancer incidence for decades  Existing immunotherapies cost $150,000+ annually per patient1  US HPV16-positive cancer incidence2  1Company estimates based on CDC data. Assessments have not been adjusted to reflect HPV16-expression  2CDC website  PDS0101: Lead Asset  Designed to treat human papillomavirus (HPV16)-positive cancers  $7B Market Opportunity1  Reference: Data on file.  10

 1Yoshida-Court et al,, IMMUNOCERV, an ongoing Phase II trial combining PDS0101, an HPV-specific T cell immunotherapy, with chemotherapy and radiation for treatment of locally advanced cervical cancers (NCT04580771); SITC 2022  11  PDS0101 activates the immune system to generate killer T cells (CD8+ T cells that induce granzyme-B)  Killer T cells target, infiltrate and eliminate the cervical cancer tumors  HPV16 tumor DNA in the blood circulation declines by day 170 (T5)  100% (9/9) Objective Response Rate & 89% (8/9) Complete Response  No recurrences in Complete Responders at 1 year  Quantity of tumor cells  circulating in the blood  at start of treatment  Killer T cells that infiltrated  the tumors  PDS0101 Appears to Induce Clinically Beneficial T Cells  Induction of activated CD8+ killer T cells correlates with elimination of circulating tumor DNA1  Representative Subject

 19% objective response rate with KEYTRUDA® monotherapy reported in KEYNOTE-048 study  212-month overall survival of 49% with KEYTRUDA® monotherapy reported in KEYNOTE-048 study   317% of patients had treatment related grade 3 and higher adverse events with KEYTRUDA® monotherapy reported in KEYNOTE-048 study  12  Partner:   FDA approved standard of care: KEYTRUDA® (Pembrolizumab) owned by Merck1,2  Preliminary Results  PDS0101+KEYTRUDA® Fast Track Designation awarded by FDA  Plan to initiate Phase 3 registrational trial in 2023  Preliminary efficacy data (American Society of Clinical Oncology (ASCO) Conference, June 2022):   Objective response (% of patients with ≥ 30% tumor shrinkage) - 7/17 (41.1%)1  Clinical benefit (stable disease + objective response) – 13/17 (76.5%)  9-month overall survival rate – 87.2%2  Safety   In first 43 patients, no treatment related grade 3 and higher (serious) adverse events - 0/43 (0%)3   VERSATILE-002 Phase 2 Clinical Trial: PDS0101 + KEYTRUDA®   Recurrent or metastatic HPV16-positive head and neck cancer

 Phase 2: PDS0101 + KEYTRUDA®  Company-sponsored trial in HPV16-positive metastatic/recurrent head and neck cancer (VERSATILE-002)  13  Complete Response (CR)  Partial Response (PR)  Stable Disease (SD)  Progressive Disease (PD)  N=17 Subjects w/Imaging Data  OR (2 CR + 5PR)  7 (41.2%)  SD (reduction in 4/6)  6 (35.3%)  PD  4 (23.5%)  CR+PR+SD  13 (76.5%)  *Reference: Weiss J. et al. Phase II study VERSATILE-002 evaluation of PDS0101 and KEYTRUDA® in treatment of CPI naïve and ICI refractory patients with recurrent or metastatic HPV16-related HNSCC. Presented at: American Society of Clinical Oncology 2022 Annual Meeting; June 3-7, 2022; Virtual. Abstract: 6041.   In first 43 patients treated had zero grade 3 or higher treatment related adverse events

 Versamune® +   Antibody Conjugate IL-12     Oncology Platform

 15  PDS0101 HPV16-Targeted Immunotherapy  60%  20%  20%  Tumor sections revealed that IgG1 IL-12 binds to exposed cell nuclei within necrotic regions of murine tumors.   PDS0301 (Antibody Conjugate IL-12) is a first-in-class immuno-cytokine fusion protein composed of two molecules of IL-12 fused to each of the heavy chains of the human IgG1 antibody      IGg1 antibody targets DNA/histones exposed in necrotic areas of solid tumors, delivering IL-12 into the tumor and limiting its systemic accumulation  PDS0301: A Novel Investigational Tumor-Targeted IL-12 Immuno-Cytokine

 16  PDS0101 HPV16-Targeted Immunotherapy  20%  Safety Results - PDS0301  Most adverse events were low grade self-limiting (Grade 1 & 2 toxicities)  Grade 3 toxicities included aspartate transaminase/alanine transaminase [AST/ALT] elevation (1/13), flu-like symptoms (1/13), decreased white blood cell count (1/13)  Efficacy Results - PDS0301 upregulates PD-L1 expression including soluble PD-L1  Analysis at baseline and early after PDS0301 treatment showed association with clinical response.   50% (6/12) experienced stable disease and 42% (5/12) developed progressive disease  Phase 1 PDS0301 Monotherapy Trial in Advanced Cancer Patients with Metastatic Solid Tumors  PDS0301 monotherapy promotes therapeutically relevant immune responses  Stronger immune activation is observed at higher doses of PDS0301  Analysis of patients at baseline and after PDS0301 treatment showed association with clinical response  Interferon-gamma (IFN-��) is associated with induction of T cells and Granzyme B is associated with induction of active killer (CD8) T cells  20%  Immune Correlates  Strauss 2019 Clin Canc Res: doi: 10.1158/1078-0432.CCR-18-1512  Toney 2023 International Immunopharmacology. doi.org/10.1016/j.intimp.2023.109736

 *73% grade 3 and higher adverse events reported in KEYNOTE-048 Burtness 2019 https://doi.org/10.1016/S0140-6736(19)32591-7  Goswami 2022 http://dx.doi.org/10.1136/jitc-2022-SITC2022.0695  17  Immunology/immune correlates, (SITC), November 2022:   Greater than two-fold increase in HPV16-specific T cells in the blood of 11/14 (79% ) of the evaluated patients  Induction of multifunctional killer (CD8) T cells  Increases in granzyme B (associated with active killer T cells), IFN-γ, TNF-α, etc., signal a pro-inflammatory response and role in overcoming tumor immune suppression   PDS0101 HPV16-Targeted Immunotherapy  Partner:   Types of cancer included in the trial: Anal, cervical, head and neck, penile, vaginal, vulvar  FDA approved standard of care: None  Triple Combination: PDS0101 + PDS0301 + Checkpoint Inhibitor  Advanced HPV16-positive cancer patients who are checkpoint inhibitor refractory  Safety results (Arms 1 & 2)*  24/50 (48%) of patients experienced grade 3 and higher adverse events  2/50 (4%) experienced grade 4 adverse events

 18  Phase 2 Results in Recurrent Metastatic ICI Refractory HPV-Positive Cancer (CPS>0; PD-L1 agnostic)  Compared to Published Data  Triple Combination: PDS0101 + PDS0301 + Checkpoint Inhibitor  Advanced HPV16-positive cancer patients who are checkpoint inhibitor refractory  N=29  Objective Response (ORR) in high dose PDS0301 Group = 63% (5/8)  *Strauss J, et al. J Immunother Cancer 2020;8:e001395. doi:10.1136/jitc-2020-001395  **No tumor shrinkage in HPV16-negative subjects (ASCO 2021) – Suggests critical role of PDS0101-induced HPV16-specific CD8+ T cells   Best published median OS data to date in ICI refractory head and neck cancer population is 8.2 months

 19  PDS0101 HPV16-Targeted Immunotherapy  Phase 2 Results in Recurrent Metastatic ICI Naïve Head and Neck Cancer (CPS>0; PD-L1 agnostic)  Compared to Published Data  Triple Combination: PDS0101 + PDS0301 + Checkpoint Inhibitor  Advanced HPV16-positive cancer patients who are checkpoint inhibitor naive  *Data from KEYNOTE-048 STUDY  Median OS not yet reached  N=8

 CFA + TARP (1-20)  X  PDS0102: TARP Antigen   Versamune® induced CD8+ killer T cells may result in the ability to treat TARP positive AML and prostate cancers  Pre-Clinical Optimization Studies1:   TARP-Specific T cell Induction after 2 injections of PDS0102  1 Reference: Wood LV et al, Oncoimmunology, 2016, Vol. 5 (8)  CFA –Complete Freund’s Adjuvant a highly potent immune activator not used in humans due to potentially lethal toxicity   *Reference: Surveillance Research Program, National Cancer Institute SEER  Assumes $150K for annual course of therapy; in line with current immunotherapy treatment.Assessments have not been adjusted to reflect TARP expression, which is currently unknown by tumor type  $40B   TARP Total Market Opportunity*  Announced license with NCI TARP antigens  Number of TARP-Specific T cells  (Interfer on-y spot forming cells   per million splenocytes)  0  100  200  300  400  500  600  700  800  900  1000  100 spots/million cells   Strong T cell response level  Range of observed T cell responses with PDS0102  IFN-γ ELISPOT Study  Versamune® + TARP (1-20)  X  3  20  γ

 Induced a >10-fold number of polyfunctional (highly potent) MUC1 specific CD8+ T cells  PDS0103: MUC1 Antigen  Greater quantity and quality of Versamune® induced CD8+ killer T cells may result in the ability to treat breast, ovarian, lung, colon and other cancers  *References: Surveillance Research Program, National Cancer Institute SEER, Cancer Institute SEER, Assumes $150K for annual course of therapy; in line with current immunotherapy treatment, Assessments have not been adjusted to reflect MUC1-expression, which is currently unknown by tumor type  Adjuvant = cytokine GMCSF  J. Immunology, 2019 (202),1215; Studies in TC-1 tumor model with other immunotherapies reported in: Vaccine 2009, January 14, 27 (3): 431; Science Translational Medicine 2016, 13 April, Vol 8 Issue 334; Vaccine 2009, September 25, 27 (42):5906.  IFN-γSpot Forming Cells/1X106Spleen Cells  Polyfunctional T Cells  Monofunctional T Cells  4-Combo Adjuvant + MUC1 Antigen  Versamune® + MUC1 Antigen (PDS0103)  # of Antigen-Recognizing CD8+ T Cells  $100B   MUC1 Total Market Opportunity*  Adjuvant* + MUC1 Antigen  21

 Projected Milestones Through 4Q 2023  *These trials are investigator-initiated trials and data read-outs are outside the control of the Company.  22  3Q22  4Q22  1Q23  2Q23  PDS0101  Preliminary data from IMMUNOCERV (MD Anderson)  Estimated IND filing in MUC1-related cancers  PDS0103  Anticipate preliminary efficacy data from Mayo Clinic IIT *  3Q23  Anticipate discussion with the FDA on Pivotal Trial (NCI)  Discussions with the FDA on Pivotal Trial (VERSATILE-002)  Initiate registrational trial for PDS0101 (VERSATILE-003)  Anticipate updated data (VERSATILE-002)  4Q23  File amended IND with FDA for registrational trial for PDS0101 (VERSATILE-003)  Anticipate updated data (IMMUNOCERV) *

 Infectimune™   Infectious Disease Platform

 20  Infectimune™   Pipeline Highlights  License agreement with University of Georgia for proprietary universal influenza antigens  Preclinical data published in Viruses 2023:15,432 Shows broadly reactive neutralizing antibodies against all influenza strains tested.   Complete protection when challenged with lethal doses of flu virus in animals.  Universal Influenza Vaccines  24

 Reference: Ross T. and Woodward J. et al. evaluation of the PDS0202 (Infectimune™+ COBRA) Universal flu formulation.   PDS0202 Universal Prevention of Influenza   Appeared to Provide Protection in Preclinical Study in Keeping Animals Alive and Healthy Against Challenge with Flu Virus  Control  High-Dose Flu Proteins  PDS0202  (Low-Dose)  PDS0202  (High-Dose)  Alive  Healthy  Alive  Healthy  Alive  Healthy  Alive  Healthy  0%  0%  0%  30%  100%  100%  100%  100%  % of Protection  25  % of Protection of Subjects Challenged with the Flu Virus  Treatment Regimen

 Infectimune™ Pipeline   Developed in partnership with leaders in infectious disease  Prevention of tuberculosis  PDS0201   (M-tuberculosis)  Candidate  Indication  PC  P1  P2  P3  R  Partner(s)  Universal prevention of influenza  PDS Biotech Funded  Partner Co-Funded  PDS0202 (influenza)  PDS0203   (SARS-CoV-2)  Prevention of COVID-19  26

 Experienced Management Team  Historical success in development and commercialization of leading pharmaceutical products  Timing  Safety data confirmed and released Q4 2021  Preliminary efficacy data anticipated Q1 2022  Frank Bedu-Addo, PHD  Chief Executive Officer  Senior executive experience with management of strategy and execution at both large pharma and biotechs  Notable drug development:   Abelcet® (Liposome Company/ Elan)   PEG-Intron® (Schering-Plough/ Merck)  Matthew Hill  Chief Financial Officer  20 years of financial and operational leadership roles for life sciences companies  Former Chief Financial Officer of several publicly traded companies  Lauren V. Wood, MD  Chief Medical Officer  30 years of translational clinical research experience  Former Director of Clinical Research at National Cancer  Institute Center for Cancer Research (Cancer Vaccine Branch)   Gregory Conn, PHD  Chief Scientific Officer  Co-founder  35 years of drug development experience   In-depth experience with biotech drug discovery, product development and manufacturing  27

 1  2  4  Company Overview  Who we are: Leveraging our first-in-class T cell activating platform and our antibody conjugated immuno-cytokine platform to develop safer, more effective and longer lasting immunotherapies to treat cancer and infectious disease  Clinical Partnerships: Merck, National Cancer Institute, MD Anderson Cancer Center, Mayo Clinic  Financial: Cash as of December 31, 2022- $73.8M cash runway into Q3 2024 with a potential registrational trial in 2023  3  28  2023 Registrational Trial for PDS0101: PDS0101 to enter Phase 3 registrational trial in 2023. PDS0101 is based on the Versamune® T cell activating platform and is being developed to treat all types of HPV16-positive cancers

 Precision Designed Science For Immunotherapy  INVESTOR   PRESENTATION  NASDAQ: PDSB | April 2023

 PDS0101-0301 Combination on Efficacy in advanced HPV Cancers  30  *Bintrafusp alfa monotherapy showed 30% ORR in ICI naïve and 10% ORR in ICI refractory HPV-positive cancers (Strauss et al, 2020, Dec 8(2)  **All HPV16 negative and 80% of HPV16 positive patients had high dose PDS03011  Tumor reduction only seen in HPV16-positive patients  P<0.001  High dose PDS0301 (M9241) provides increased ORR vs. low dose P<0.01  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, PDS0301, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2022 Annual Meeting; June 3-7, 2022; Virtual. Abstract: 2518.

 Best Overall Response  Active Against Diverse HPV16 Cancers   PDS0101: Triple Combination Active Against HPV16 Cancer  Responses to date across tumor types and higher PDS0301 dose show the potential to result in greater clinical efficacy  31  *HNSCC – head and neck squamous cell carcinomas  Higher PDS0301 Dose  Cervical  Vaginal/Vulvar  Anal  HNSCC*  Percentage Change  Weeks  Baseline  Responses Occurred Irrespective of Tumor Type  Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, PDS0301, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2022 Annual Meeting; June 3-7, 2022; Virtual. Abstract: 2518.   Best Overall Response is defined by RECIST 1.1

 Group  Developed HPV16-Specific T cell Responses  All Patients  11/14 (79%)  Responders (n=5)  5/5 (100%)  Non-Responders (n=9)  6/9 (67%)  1M. Goswami et al; Immune correlates associated with clinical benefit in patients with immune checkpoint refractory HPV-associated malignancies treated with triple combination immunotherapy; SITC 2022     32  Includes optimal and sub-optimal doses  ORR with optimal dose combination - 63% (5/8)  PDS0101 Immune Correlates in Advanced HPV Cancer Patients  Induction of activated HPV16-specific CD8+ killer T cells correlates with clinical efficacy1